SMITH GROUP LARGE CAP CORE GROWTH FUND
                         CLASS I SHARES (TICKER: BSLGX)
                                 CLASS II SHARES
                         A SERIES OF DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)

SUMMARY PROSPECTUS

January 31, 2010

Before you invest, you may want to review the Fund's prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com. The Fund's Prospectus, dated January 31, 2010, and the Fund's Statement of Additional Information ("SAI"), dated January 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the Smith Group Large Cap Core Growth Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you pay if you buy and hold Fund shares.

----------------------------------------------------------------------------------------------------------
                                                                      Class I Shares    Class II Shares
----------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or exchange within 90                  2.00%              2.00%
days of purchase)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
----------------------------------------------------------------------------------------------------------
Management Fees                                                                  0.61%              0.61%
----------------------------------------------------------------------------------------------------------
Other Expenses                                                                   1.98%           2.23%(1)
----------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                               0.00%              0.25%
----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                             2.59%              2.84%
----------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements(2)                                              (1.80)%            (1.80)%
----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver                            0.79%              1.04%
                                                                                -----              -----
----------------------------------------------------------------------------------------------------------

(1) "Other Expenses" for Class II Shares, which had not commenced operations as of the date of this prospectus, are estimated based on Class I Shares for the current fiscal year.

(2) The investment adviser (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.79% for Class I Shares and 1.04% for Class II Shares until May 28, 2011. If at any point during the three year period ending May 27, 2010, or, separately, if at any point during the three year period commencing May 28, 2010, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


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

--------------------------------------------------------------------------------
                          1 Year        3 Years        5 Years          10 Years
--------------------------------------------------------------------------------
Class I Shares             $81            $573          $1,156           $2,741
--------------------------------------------------------------------------------
Class II Shares            $106           $649          $1,282           $2,989
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 138.18% of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in U.S. common stocks and other equity securities of large capitalization companies that the Fund's sub-adviser, Smith Asset Management Group, L.P. ("Smith" or the "Sub-Adviser"), believes will have the highest probability of an earnings growth rate that exceeds investor expectations. For the purposes of this Fund, large capitalization companies are defined as companies within the range of the capitalization of companies constituting the Russell 1000(R) Growth Index. As of December 31, 2009, the capitalization range of the Russell 1000(R) Growth Index was between approximately $263 million and $327.7 billion. These securities may be traded over the counter or listed on an exchange.

When selecting investments for the Fund, Smith employs quantitative and qualitative analysis to identify high quality companies that they believe have the ability to accelerate earnings growth and exceed investor expectations. The security selection process consists of three steps. Beginning with a universe of large capitalization stocks, Smith's investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market. Smith considers four primary factors when conducting the risk control and valuation screens. Those factors are: valuation, financial quality, stock volatility and corporate governance.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise. The process incorporates the following considerations: changes in Wall Street opinions, individual analysts' historical accuracy, earnings quality analysis and corporate governance practices.

The first two screening steps produce a list of eligible companies that are subjected to traditional fundamental analysis to further understand each company's business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct the portfolio for the Fund.

Holdings in the portfolio become candidates for sale if the investment team identifies any negative investment, or performance characteristics. Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials downward guidance on company performance or earnings, or announcement of a buyout.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is also subject to the risk that its primary market segment, investments in larger, growing companies, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing.

Performance Information: The bar chart below shows the Fund's performance for each full calendar year since its inception. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Performance for Class II Shares is not shown because Class II Shares of the Fund had not commenced operations as of the date of this prospectus. The total and average annual total returns differ only to the extent that the classes do not have the same expenses.

                                   [BAR CHART]

                                 2008        2009
                               -41.22%      10.66%

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter
September 30, 2009                  10.70%

Worst Quarter
December 31, 2008                   (24.56)%

Average Annual Total Return: The table below compares the Fund's average annual total returns for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA"). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009

                                                                           1 Year      Since Inception*
Before Taxes                                                               10.66%      (14.91)%

After Taxes on Distributions                                               10.61%      (14.97)%

After Taxes on Distributions and Sale of Fund Shares                        7.00%      (12.42)%
-------------------------------------------------------------------------------------------------------

S&P 500(R) Index (reflects no deductions for fees, expenses or taxes)      26.46%       (9.64)%

--------------
* Fund's inception date is June 1, 2007.


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

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

Investment Sub-Adviser: Smith Asset Management Group, L.P.

Portfolio Managers:

Stephen S. Smith
Chief Executive Officer and Chief Investment Officer,
Smith Asset Management Group, L.P.; 1995 - Present

Royce W. Medlin, CFA
Portfolio Manager, Smith Asset Management Group, L.P.;
2006 - Present, President and Portfolio Manager, Belmont
Wealth Management; 2002 - 2005

John D. Brim, CFA
Portfolio Manager and Chief Compliance Officer, Smith
Asset Management Group, L.P.; 1998 - Present

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                                Express Mail Address:
DundeeWealth Funds                                   DundeeWealth Funds
C/O PNC Global Investment                            C/O PNC Global Investment
  Servicing (U.S.) Inc.                                Servicing (U.S.) Inc.
P.O. Box 9679                                        101 Sabin Street
Providence, RI 02940-9679                            Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:

PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Smith Group Large Cap Core Growth Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: Effective with shares purchased on or after January 28, 2010, the Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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